UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2021

Superior Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 2900

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 15, 2021, SESI, L.L.C. (“Borrower”), SESI Holdings, Inc. (“Former Parent”), and the subsidiary guarantors party thereto entered into a waiver to the Credit Agreement, dated as of February 2, 2021 (as amended, supplemented or waived by that certain First Amendment and Waiver to Credit Agreement, dated as of May 13, 2021, and that certain Waiver to Credit Agreement dated May 28, 2021, the “Credit Agreement”), by and among Borrower, Former Parent, the subsidiary guarantors, JPMorgan Chase Bank, N.A., as administrative agent and lender, and certain other financial institutions and other parties thereto as lenders (the “Waiver to Credit Agreement”) to (i) extend the deadline under the Credit Agreement for the delivery of Superior Energy Services, Inc.’s consolidated unaudited financial statements (A) as of and for the quarter ended March 31, 2021 to September 30, 2021 and (B) as of and for the quarter ended June 30, 2021 and the calendar months ending April 30, 2021, May 31, 2021, July 31, 2021 and August 31, 2021 to October 30, 2021, (ii) obtain a limited waiver of potential defaults under the Credit Agreement related to a delayed public filing of the quarterly report on Form 10-Q with respect to the fiscal quarter ended June 30, 2021 (including related financial statements) after the original deadline (and confirmation of such waiver as it pertains to the quarterly report on Form 10-Q with respect to the fiscal quarter ended March 31, 2021), and (iii) agree that until the quarterly unaudited financial statements and a revised borrowing base certificate in connection with each such quarter is delivered, the lenders will not be required to make any advances requested by Borrower. In addition, under Waiver to Credit Agreement the Borrower is required to (i) deliver drafts of such second quarter unaudited consolidated financial statements by August 16, 2021 and (ii) deliver drafts of such July 31, 2021 and August 31, 2021 monthly unaudited consolidated financial statements by August 30, 2021 and September 30, 2021, respectively.

The foregoing description of the Waiver to Credit Agreement is a summary only and is qualified in its entirety by reference to the Waiver to Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

Superior Energy Services, Inc. (the “Company”) and stockholders holding a majority of the Company’s Class A common stock entered into an amendment to the Stockholders Agreement, dated as of February 2, 2021, by and among the Company and its stockholders, as amended by that certain First Amendment to the Stockholders Agreement, effective May 14, 2021, as further amended by that certain Second Amendment to the Stockholders Agreement, effective May 31, 2021 (the “Third Amendment to the Stockholders Agreement”), effective as of July 14, 2021, extending the deadline to provide its stockholders the unaudited consolidated quarterly financial statements for the quarters ended March 31, 2021 and June 30, 2021 to no later than September 30, 2021 and October 31, 2021, respectively.

Relationships regarding the Company and certain of its principal stockholders are more fully described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2021, under the headings “Directors, Executive Officers and Corporate Governance – Board of Directors,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters – Principal Stockholders” and “Certain Relationships and Related Transactions, and Director Independence,” and is incorporated herein by reference.

The foregoing description of the Third Amendment to the Stockholders Agreement is a summary only and is qualified in its entirety by reference to the Third Amendment to the Stockholders Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Waiver to Credit Agreement by and among SESI, L.L.C., SESI Holdings, Inc., the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent and lender, and certain other financial institutions and other parties thereto as lenders

10.2	Third Amendment to the Stockholders Agreement by and among Superior Energy Services, Inc. and the stockholders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superior Energy Services, Inc.

Date: July 21, 2021	By:	/s/ Blaine D. Edwards
Blaine D. Edwards
Executive Vice President and General Counsel